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     Janus Balanced Fund

     2001 Semiannual Report

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Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ..................     7

          Statement of Operations ..............................     8

          Statement of Changes in Net Assets ...................     9

          Financial Highlights .................................    10

          Notes to Schedule of Investments .....................    11

          Notes to Financial Statements ........................    11

          Explanation of Charts and Tables .....................    14

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Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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

Janus Balanced Fund

[PHOTO]
Karen L. Reidy
portfolio manager

For the six months ended April 30, 2001, Janus Balanced Fund lost 4.02%, compared to its benchmarks, the S&P 500 Index, which returned a loss of 12.06% and the Lehman Brothers Government/Credit Index which returned 6.23%.(1)

It was tough going for equity markets during the period as unremitting volatility continued to weigh down stocks across the board. Weakening corporate profits, sluggish manufacturing activity and widespread job layoffs combined to fuel the unsettling swings and suggested the economy may be slowing more than the Federal Reserve intended.

But after holding interest rates steady in November and December, central bankers took dramatic steps in early January and surprised investors with a half-point inter-meeting rate cut. Later, Fed policymakers were again spurred into action, slashing rates a half-percentage point three more times. But stocks resumed their slide, unable to gain any footing amid increasingly negative investor sentiment. By period-end, all three major market indices had retreated, with the technology-dominated Nasdaq Composite Index treading in bear territory. Meanwhile, in the fixed-income markets, U.S. Treasuries continued their trend of outperforming stocks.

This sharp downturn presented some unique challenges, to say the least. To meet those challenges, we relied as always on our research-intensive stock-picking approach to uncover companies able to stay ahead of the market. On the fixed-income side, our equal mix of investment-grade corporate bonds and U.S. Treasuries also performed well. We reallocated our debt holdings more evenly along the maturity curve, which resulted in a slightly longer duration.

Although the companies we own have some important traits in common - they are led by outstanding management teams committed to consistent earnings growth and improving returns on capital - the companies themselves are anything but common. That could certainly be said of El Paso Corporation. With demand for power continuing to skyrocket, the fourth-biggest U.S. energy company has forecast 20% earnings growth over the next several years, yet its stock still sports an attractive valuation. Moreover, the diversity of its business - one part natural gas producer, one part energy merchant and one part pipeline - is especially appealing given the recent volatility in energy prices. All in all, my confidence in El Paso's near-term earnings prospects is stronger than ever.

Another bright spot was Minnesota Mining & Manufacturing. The consumer products giant, better known as 3M, makes more than 50,000 items including Post-it notes and Scotch tape. Although a cooling economy, higher energy prices and a strong U.S. dollar have pressured its stock, 3M's new Chairman and CEO James McNerney, formerly head of GE's Aircraft Engines division, recently announced a strategic restructuring aimed at increasing working capital and driving costs out of the system. Ultimately we believe this restructuring, which focuses on improving cash flow and boosting speed and productivity, should strengthen the corporation's competitive edge both in the U.S. and abroad.

On the downside, SBC Communications, the second-biggest U.S. local phone carrier, disappointed. We first questioned the soundness of SBC's business model last fall when the company missed its targets for DSL subscriber growth. Our research also indicated that its DSL installation process remained very labor-intensive and costly. Furthermore, SBC's plans to roll out long distance in its local markets were being threatened by falling prices. As a result, we liquidated our SBC stock earlier this year at a small gain.

Professional services firm Marsh & McLennan also worked against us. The corporation is the parent company of Marsh, the world's leading property and casualty insurance brokerage; Putnam Investments, one of the largest investment management companies in the U.S.; and Mercer Consulting Group, a major global provider of consulting services. Our interest in Marsh was piqued last year when we noticed that premium rates were rising in the commercial property insurance industry. Supported by this favorable pricing trend, Marsh enjoys high returns on capital and high free cash flow. Although Marsh's Putnam unit gained market share last year, Marsh's stock slumped as Putnam's assets under management fell along with the market. Mercer also experienced a slowdown as corporations delayed spending on human resource and benefits consulting. Despite its stock being punished, Marsh hasn't missed a step. We therefore viewed the downturn as an opportunity to add to our Marsh & McLennan position at more attractive prices.

Amid the ongoing uncertainty, we are doubling our efforts, doing the kind of research that gives us the conviction to successfully navigate these choppy waters. In the end, we believe our proven, company-by-company approach will help us find the market's next-generation winners.

Thank you for your investment in Janus Balanced Fund.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                          Janus Balanced Fund  April 30, 2001  1

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                45.3%              44.4%
Fixed-Income Securities
  U.S. Government Obligations                           23.3%              23.0%
  Investment-Grade
    Corporate Bonds                                     16.1%              14.1%
  High-Yield/High-Risk
    Corporate Bonds                                      1.5%               4.8%
  Preferred Stock                                        2.0%               2.3%
Other Securities                                           --               0.4%
Top 10 Equities/Preferred
  (% of Assets)                                         15.9%              17.1%
Number of Stocks                                           64                 68
Cash and Cash Equivalents                               11.8%              11.0%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Diversified Financial Services                           6.1%               4.7%
Diversified Operations                                   5.7%               4.8%
Pipelines                                                2.6%               0.8%
Oil Companies - Integrated                               2.5%               0.3%
Chemicals - Diversified                                  2.3%               2.2%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
General Electric Co.                                     3.1%               3.4%
Citigroup, Inc.                                          2.9%               1.4%
Exxon Mobil Corp.                                        1.7%                 --
Burlington Resources, Inc.                               1.7%               2.2%
El Paso Corp.                                            1.3%                 --
Marsh & McLennan Companies, Inc.                         1.1%                 --
Automatic Data Processing, Inc.                          1.1%               1.2%
Lexmark International Group, Inc.
  - Class A                                              1.0%                 --
Enron Corp.                                              1.0%               0.8%
Advanced Micro Devices, Inc.                             1.0%               0.6%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Since 9/1/92*
(5.02)%            15.93%              15.33%

Janus Balanced Fund - $34,387
S&P 500 Index - $35,906
Lehman Brothers Government/Credit Index - $17,963

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Credit Index. Janus Balanced Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Balanced Fund, ($34,387) as compared to the S&P 500 Index ($35,906) and the Lehman Brothers Government/Credit Index ($17,963).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Lehman Brothers Government/Credit Index is defined as an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 45.3%
Aerospace and Defense - 0.9%
     655,815     Boeing Co. .................................    $    40,529,367

Agricultural Operations - 0.1%
     177,730     Monsanto Co. ...............................          5,500,744

Automotive - Cars and Light Trucks - 0.8%
   1,172,562     BMW A.G ....................................         39,086,422

Automotive - Truck Parts and Equipment - 0.6%
   1,746,800     Delphi Automotive Systems Corp. ............    $    26,027,320
     191,345     Visteon Corp. ..............................          3,162,933

                                                                      29,190,253

Beverages - Non-Alcoholic - 0.4%
     481,835     PepsiCo, Inc. ..............................         21,109,191

Brewery - 1.0%
   1,133,140     Anheuser-Busch Companies, Inc. .............         45,314,269

See Notes to Schedule of Investments.

2  Janus Balanced Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Broadcast Services and Programming - 0.5%
   1,493,960     AT&T Corp./Liberty Media Group - Class A* ..    $    23,903,360

Cable Television - 0.7%
     761,222     Comcast Corp. - Special Class A* ...........         33,425,258

Chemicals - Diversified - 1.5%
     973,300     E.I. du Pont de Nemours and Co. ............         43,983,427
   1,822,300     Lyondell Chemical Co. ......................         28,628,333

                                                                      72,611,760

Commercial Services - Financial - 0.3%
     446,250     Paychex, Inc. ..............................         15,422,400

Computer Aided Design - 0.6%
   1,254,385     Cadence Design Systems, Inc.* ..............         25,965,770

Computers - 0.9%
   1,737,485     Apple Computer, Inc.* ......................         44,288,493

Computers - Memory Devices - 1.6%
   1,027,445     EMC Corp.* .................................         40,686,822
     544,675     VERITAS Software Corp.* ....................         32,468,077

                                                                      73,154,899

Computers - Peripheral Equipment - 1.0%
     789,130     Lexmark International Group, Inc. - Class A*         48,476,256

Cosmetics and Toiletries - 0.7%
     561,335     Procter & Gamble Co. .......................         33,708,167

Data Processing and Management - 1.1%
     955,335     Automatic Data Processing, Inc. ............         51,826,924

Diversified Financial Services - 2.9%
   2,781,347     Citigroup, Inc. ............................        136,703,205

Diversified Operations - 5.7%
      10,715     Berkshire Hathaway, Inc. - Class B* ........         24,376,625
   3,023,790     General Electric Co. .......................        146,744,529
     254,125     Illinois Tool Works, Inc. ..................         16,106,442
     387,990     Minnesota Mining and Manufacturing Co. .....         46,174,690
     319,980     Textron, Inc. ..............................         16,965,340
     307,720     Tyco International, Ltd. ...................         16,423,016

                                                                     266,790,642

Electric - Generation - 0.4%
     406,630     AES Corp.* .................................         19,384,052

Electronic Components - Semiconductors - 1.9%
   1,507,495     Advanced Micro Devices, Inc.* ..............         46,732,345
     618,110     Applied Micro Circuits Corp.* ..............         16,083,222
     746,580     Texas Instruments, Inc. ....................         28,892,646

                                                                      91,708,213

Engines - Internal Combustion - 0.1%
     115,175     Cummins, Inc. ..............................          4,768,245

Finance - Investment Bankers/Brokers - 0.8%
     169,175     Goldman Sachs Group, Inc. ..................         15,411,842
     340,145     Merrill Lynch & Company, Inc. ..............         20,986,946

                                                                      36,398,788

Food - Retail - 0.9%
     734,435     Safeway, Inc.* .............................         39,879,821

Insurance Brokers - 1.1%
     548,665     Marsh & McLennan Companies, Inc. ...........    $    52,913,253

Life and Health Insurance - 0.2%
     252,520     American General Corp. .....................         11,012,397

Medical - Drugs - 1.4%
     817,305     Bristol-Myers Squibb Co. ...................         45,769,080
     402,845     Pharmacia Corp. ............................         21,052,680

                                                                      66,821,760

Medical - Hospitals - 1.0%
   1,010,710     Tenet Healthcare Corp.* ....................         45,118,094

Medical Instruments - 1.2%
     915,275     Guidant Corp.* .............................         37,526,275
     449,305     Medtronic, Inc. ............................         20,039,003

                                                                      57,565,278

Money Center Banks - 1.0%
     625,910     Bank of America Corp. ......................         35,050,960
     259,550     Bank of New York Company, Inc. .............         13,029,410

                                                                      48,080,370

Motorcycle and Motor Scooter Manufacturing - 0.5%
     532,825     Harley-Davidson, Inc. ......................         24,557,904

Multi-Line Insurance - 0.7%
     417,815     American International Group, Inc. .........         34,177,267

Multimedia - 1.1%
     264,394     AOL Time Warner, Inc.* .....................         13,351,897
     718,405     Viacom, Inc. - Class B* ....................         37,400,164

                                                                      50,752,061

Oil Companies - Exploration and Production - 1.7%
   1,662,430     Burlington Resources, Inc. .................         78,483,320

Oil Companies - Integrated - 1.7%
     927,455     Exxon Mobil Corp. ..........................         82,172,513

Pipelines - 2.3%
     867,205     El Paso Corp. ..............................         59,663,704
     762,920     Enron Corp. ................................         47,850,342

                                                                     107,514,046

Retail - Discount - 0.7%
     671,730     Wal-Mart Stores, Inc. ......................         34,755,310

Retail - Jewelry - 0.6%
     845,725     Tiffany & Co. ..............................         27,418,404

Retail - Restaurants - 0.8%
   1,380,360     McDonald's Corp. ...........................         37,959,900

Semiconductor Components/Integrated Circuits - 1.3%
     531,160     Linear Technology Corp. ....................         25,516,926
     664,710     Maxim Integrated Products, Inc.* ...........         33,966,681

                                                                      59,483,607

Semiconductor Equipment - 0.7%
     558,075     Applied Materials, Inc.* ...................         30,470,895

Soap and Cleaning Preparations - 0.3%
   1,102,291     Reckitt Benckiser PLC ......................         15,038,401

Super-Regional Banks - 0.7%
   1,499,483     U.S. Bancorp ...............................         31,759,050

See Notes to Schedule of Investments.

                                          Janus Balanced Fund  April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 0.9%
     152,249     Nokia Oyj ..................................    $     5,034,607
   1,072,940     Nokia Oyj (ADR) ............................         36,683,819

                                                                      41,718,426
--------------------------------------------------------------------------------
Total Common Stock (cost $2,064,327,195) ....................      2,136,918,755
--------------------------------------------------------------------------------
Corporate Bonds - 17.6%
Automotive - Cars and Light Trucks - 0.1%
$  5,000,000     General Motors Corp., 7.20%
                   company guaranteed notes, due 1/15/11 ....          5,056,250

Beverages - Non-Alcoholic - 0.7%
                 Coca-Cola Enterprises, Inc.:
   6,725,000       6.625%, notes, due 8/1/04 ................          6,935,156
  24,000,000       7.125%, notes, due 9/30/09 ...............         25,110,000

                                                                      32,045,156

Brewery - 0.6%
                 Anheuser-Busch Companies, Inc.:
   8,345,000       5.65%, notes, due 9/15/08 ................          8,157,237
   5,135,000       5.75%, notes, due 4/1/10 .................          4,968,112
   4,425,000       6.00%, notes, due 4/15/11 ................          4,342,031
   5,050,000       7.55%, notes, due 10/1/30 ................          5,378,250
   5,300,000       6.80%, notes, due 1/15/31 ................          5,160,875

                                                                      28,006,505

Broadcast Services and Programming - 0.2%
  10,335,000     Clear Channel Communications, Inc.
                   2.625%, convertible senior notes
                   due 4/1/03 ...............................         10,761,319

Cable Television - 1.1%
                 Cox Communications, Inc.:
   6,275,000       7.50%, notes, due 8/15/04 ................          6,533,844
  13,000,000       7.75%, notes, due 8/15/06 ................         13,682,500
  11,905,000     Jones Intercable, Inc., 7.625%
                   senior notes, due 4/15/08 ................         12,425,844
  18,310,000     TCI Communications, Inc., 6.375%
                   senior notes, due 5/1/03 .................         18,515,987

                                                                      51,158,175

Cellular Telecommunications - 1.0%
   6,525,000     AT&T Wireless Services, Inc., 7.35%
                   senior notes, due 3/1/06+ ................          6,606,563
  18,700,000     Nextel Communications, Inc., 9.375%
                   senior notes, due 11/15/09 ...............         15,474,250
  21,375,000     VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............         24,367,500

                                                                      46,448,313

Chemicals - Diversified - 0.8%
  15,850,000     E.I. du Pont de Nemours and Co., 6.875%
                   notes, due 10/15/09 ......................         16,305,688
  21,786,000     Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ................         22,548,510

                                                                      38,854,198

Computers - 0.4%
  18,400,000     Sun Microsystems, Inc., 7.65%
                   senior notes, due 8/15/09 ................         18,423,000

Diversified Financial Services - 3.2%
$ 11,225,000     Associates Corp. of North America, 5.75%
                   senior notes, due 11/1/03 ................    $    11,309,187
                 Citigroup, Inc.:
  12,000,000       5.70%, notes, due 2/6/04 .................         12,135,000
  11,600,000       6.75%, senior notes, due 12/1/05 .........         12,020,500
   5,570,000       6.50%, senior notes, due 1/18/11 .........          5,535,187
                 General Electric Capital Corp.:
  14,350,000       5.375%, notes, due 1/15/03 ...............         14,457,625
  26,400,000       5.375%, notes, due 4/23/04 ...............         26,499,000
  23,900,000       7.25%, notes, due 5/3/04 .................         25,244,375
  24,700,000       5.35%, notes, due 3/30/06 ................         24,391,250
  20,000,000       7.375%, notes, due 1/19/10 ...............         21,425,000

                                                                     153,017,124

Finance - Auto Loans - 1.9%
                 Ford Motor Credit Corp.:
  45,000,000       7.25%, notes, due 1/15/03 ................         46,350,000
   9,255,000       6.875%, notes, due 2/1/06 ................          9,416,963
                 General Motors Acceptance Corp.:
   8,220,000       5.80%, notes, due 3/12/03 ................          8,261,100
  24,350,000       6.75%, notes, due 1/15/06 ................         24,623,938

                                                                      88,652,001

Finance - Consumer Loans - 0.2%
  10,500,000     Household Finance Corp., 8.00%
                   notes, due 5/9/05 ........................         11,195,625

Finance - Credit Card - 0.4%
  18,800,000     American Express Co., 6.75%
                   senior unsubordinated notes, due 6/23/04 .         19,481,500

Finance - Investment Bankers/Brokers - 0.5%
  23,545,000     Salomon Smith Barney Holdings, Inc., 6.50%
                   notes, due 2/15/08 .......................         23,545,000

Food - Diversified - 0.5%
                 Kellogg Co.:
  19,600,000       5.50%, notes, due 4/1/03+ ................         19,649,000
   2,450,000       7.45%, notes, due 4/1/31+ ................          2,434,687

                                                                      22,083,687

Food - Flour and Grain - 0.1%
   3,000,000     Archer-Daniels-Midland Co., 7.00%
                   debentures, due 2/1/31 ...................          2,895,000

Food - Retail - 1.0%
   9,780,000     Fred Meyer, Inc., 7.45%
                   company guaranteed notes, due 3/1/08 .....         10,085,625
                 Kroger Co.:
   3,600,000       7.625%, senior notes, due 9/15/06 ........          3,780,000
   5,150,000       6.80%, notes, due 12/15/18 ...............          4,718,687
                 Safeway, Inc.:
   4,250,000       6.85%, senior notes, due 9/15/04 .........          4,356,250
  10,750,000       6.15%, notes, due 3/1/06 .................         10,709,688
   5,500,000       6.50%, notes, due 11/15/08 ...............          5,493,125
   7,000,000       6.50%, notes, due 3/1/11 .................          6,833,750

                                                                      45,977,125

Internet Brokers - 0.3%
  14,200,000     Charles Schwab Corp., 8.05%
                   notes, due 3/1/10 ........................         15,229,500

See Notes to Schedule of Investments.

4  Janus Balanced Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Life and Health Insurance - 0.1%
$  4,500,000     SunAmerica, Inc., 6.75%
                   notes, due 10/1/07 .......................    $     4,601,250

Medical - Drugs - 0.5%
  18,450,000     Pfizer, Inc., 5.625%
                   notes, due 2/1/06 ........................         18,588,375
   4,000,000     Warner-Lambert Co., 6.00%
                   notes, due 1/15/08 .......................          4,000,000

                                                                      22,588,375

Medical - HMO - 0.2%
   7,085,000     UnitedHealth Group, Inc., 7.50%
                   notes, due 11/15/05 ......................          7,439,250

Medical - Hospitals - 0.1%
   6,775,000     Tenet Healthcare Corp., 8.125%
                   senior subordinated notes, 12/1/08 .......          7,029,063

Multimedia - 1.3%
                 Viacom, Inc.:
  25,650,000       7.75%, senior notes, due 6/1/05 ..........         27,189,000
  11,500,000       7.70%, company guaranteed notes
                   due 7/30/10 ..............................         12,204,375
                 Walt Disney Co.:
   6,900,000       7.30%, notes, due 2/8/05 .................          7,296,750
  12,150,000       6.75%, senior notes, due 3/30/06 .........         12,666,375

                                                                      59,356,500

Oil Refining and Marketing - 0.3%
  14,450,000     Tosco Corp., 8.125%
                   notes, due 2/15/30 .......................         15,660,188

Pipelines - 0.3%
  14,600,000     Reliant Energy Resources Corp., 7.75%
                   notes, due 2/15/11 .......................         14,435,750

Retail - Building Products - 0.8%
  36,700,000     Home Depot, Inc., 6.50%
                   senior notes, due 9/15/04 ................         37,892,750

Retail - Discount - 0.8%
                 Wal-Mart Stores, Inc.:
  15,475,000       6.55%, senior notes, due 8/10/04 .........         16,113,344
  19,760,000       6.875%, senior notes, due 8/10/09 ........         20,525,700

                                                                      36,639,044

Retail - Major Department Stores - 0.2%
  12,000,000     Target Corp., 5.50%
                   notes, due 4/1/07 ........................         11,640,000

Super-Regional Banks - 0%
   2,200,000     Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ..........          2,252,250
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $817,755,320) ...................        832,363,898
--------------------------------------------------------------------------------
Preferred Stock - 2.0%
Electric - Integrated - 0.9%
     537,730     Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................         41,539,642

Oil Companies - Integrated - 0.8%
     745,420     Coastal Corp., convertible, 6.625% .........         34,662,030

Publishing - Newspapers - 0.3%
     136,060     Tribune Co., convertible, 2.00% ............    $    15,899,972
--------------------------------------------------------------------------------
Total Preferred Stock (cost $91,157,062) ....................         92,101,644
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       6,900     Ono Finance PLC - expires 5/31/09*,+
                   (cost $0) ................................            275,273
--------------------------------------------------------------------------------
U.S. Government Obligations - 23.3%
U.S. Government Agencies - 11.7%
                 Fannie Mae:
$ 60,250,000       5.00%, 2/14/03 ...........................         60,626,563
  37,450,000       4.75%, 11/14/03 ..........................         37,324,168
  48,200,000       4.75%, 3/15/04 ...........................         47,898,750
  12,500,000       6.00%, 12/15/05 ..........................         12,796,875
  44,000,000       6.375%, 6/15/09 ..........................         45,280,400
  50,100,000       6.625%, 9/15/09 ..........................         52,229,250
  60,400,000       7.125%, 6/15/10 ..........................         65,005,500
  20,350,000       6.25%, 2/1/11 ............................         20,171,938
  47,650,000       5.50%, 3/15/11 ...........................         45,624,875
                 Federal Home Loan Bank System:
  33,750,000       5.125%, 1/13/03 ..........................         34,045,312
  21,650,000       5.00%, 2/28/03 ...........................         21,785,312
  24,150,000       5.25%, 2/13/04 ...........................         24,331,125
  19,400,000       6.50%, 11/15/05 ..........................         20,248,750
                 Freddie Mac:
  25,600,000       5.75%, 4/15/08 ...........................         25,537,280
  13,050,000       5.625%, 3/15/11 ..........................         12,609,563
  16,890,000       5.875%, 3/21/11 ..........................         16,298,850
   9,635,000       6.75%, 3/15/31 ...........................          9,899,962

                                                                     551,714,473

U.S. Treasury Notes/Bonds - 11.6%
  26,550,000       4.75%, 1/31/03 ...........................         26,745,408
 129,600,000       5.875%, 11/15/04 .........................        134,256,528
  52,780,000       6.50%, 10/15/06 ..........................         56,408,625
  49,895,000       5.50%, 2/15/08 ...........................         50,765,668
  77,600,000       6.00%, 8/15/09 ...........................         80,904,984
  71,600,000       7.25%, 5/15/16 ...........................         81,869,588
  41,010,000       5.25%, 2/15/29 ...........................         37,356,829
  78,300,000       6.125%, 8/15/29 ..........................         80,786,808

                                                                     549,094,438
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $1,100,928,722) .....      1,100,808,911
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.1%
                 Household Finance Corp.
   5,000,000       4.65%, 5/1/01
                   (amortized cost $5,000,000) ..............          5,000,000
--------------------------------------------------------------------------------
Time Deposits - 6.0%
                 Societe Generale, New York
 100,000,000       4.6875%, 5/1/01 ..........................        100,000,000
                 SouthTrust Bank EDT
 182,000,000       4.6875%, 5/1/01 ..........................        182,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $282,000,000) .....................        282,000,000
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                          Janus Balanced Fund  April 30, 2001  5

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - 6.3%
                 Fannie Mae
$100,000,000       4.47%, 7/5/01 ............................    $    99,250,000
                 Federal Home Loan Bank System:
  50,000,000       4.78%, 5/1/01 ............................         50,000,000
  50,000,000       4.75%, 5/14/01 ...........................         49,914,236
  50,000,000       4.82%, 6/1/01 ............................         49,792,472
  50,000,000       4.47%, 7/6/01 ............................         49,625,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $298,489,875) ..........        298,581,708
--------------------------------------------------------------------------------
Total Investments (total cost $4,659,658,174) - 100.6% ......      4,748,050,189
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6%)     (26,811,639)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 4,721,238,550
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.4%          $    16,423,016
Finland                                            0.9%               41,718,426
Germany                                            0.8%               39,086,422
United Kingdom                                     0.3%               15,313,674
United States++                                   97.6%            4,635,508,651
--------------------------------------------------------------------------------
Total                                            100.0%          $ 4,748,050,189

++Includes Short-Term Securities (85.3% excluding Short-Term Securities)

See Notes to Schedule of Investments.

6  Janus Balanced Fund  April 30, 2001

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $  4,659,658

Investments at value                                                $  4,748,050
  Cash                                                                     2,629
  Receivables:
    Investments sold                                                      17,186
    Fund shares sold                                                       9,756
    Dividends                                                              1,456
    Interest                                                              31,758
  Other assets                                                                 7
--------------------------------------------------------------------------------
Total Assets                                                           4,810,842
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 80,767
    Fund shares repurchased                                                5,398
    Advisory fees                                                          2,459
    Transfer agent fees and expenses                                         584
  Accrued expenses                                                           395
--------------------------------------------------------------------------------
Total Liabilities                                                         89,603
--------------------------------------------------------------------------------
Net Assets                                                          $  4,721,239
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          229,710

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      20.55
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Balanced Fund  April 30, 2001  7

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $     75,975
  Dividends                                                               11,863
  Foreign tax withheld                                                      (48)
--------------------------------------------------------------------------------
Total Investment Income                                                   87,790
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           15,220
  Transfer agent fees and expenses                                         4,035
  Registration fees                                                          120
  Postage and mailing expenses                                               121
  Custodian fees                                                             142
  Printing expenses                                                          153
  Audit fees                                                                  15
  Trustees' fees and expenses                                                 11
  Other expenses                                                              25
--------------------------------------------------------------------------------
Total Expenses                                                            19,842
Expense and Fee Offsets                                                    (318)
Net Expenses                                                              19,524
Net Investment Income/(Loss)                                              68,266
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities  transactions               (104,032)
  Net realized gain/(loss) from foreign currency transactions            (3,123)
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                   (158,125)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (265,280)
Net Increase/(Decrease) in Net Assets Resulting from Operations    $   (197,014)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

8  Janus Balanced Fund  April 30, 2001

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                           2001           2000
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     68,266   $    118,865
  Net realized gain/(loss) from investment and
    foreign currency transactions                                   (107,155)        249,653
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                (158,125)      (118,011)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     (197,014)        250,507
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             (76,098)      (101,112)
  Net realized gain from investment transactions*                   (216,441)       (44,727)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                       (292,539)      (145,839)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         914,985      3,004,367
  Reinvested dividends and distributions                              285,979        142,023
  Shares repurchased                                                (763,553)    (1,407,446)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               437,411      1,738,944
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (52,142)      1,843,612
Net Assets:
  Beginning of period                                               4,773,381      2,929,769
--------------------------------------------------------------------------------------------
  End of period                                                  $  4,721,239   $  4,773,381
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $  4,726,526   $  4,289,115
  Accumulated net investment income/(loss)*                            13,884         21,716
  Accumulated net realized gain/(loss) from investments*            (107,556)        216,040
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                      88,385        246,510
--------------------------------------------------------------------------------------------
                                                                 $  4,721,239   $  4,773,381
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          43,261        128,908
  Reinvested distributions                                             13,598          6,125
--------------------------------------------------------------------------------------------
Total                                                                  56,859        135,033
--------------------------------------------------------------------------------------------
  Shares repurchased                                                 (36,214)       (60,446)
Net Increase/(Decrease) in Fund Shares                                 20,645         74,587
Shares Outstanding, Beginning of Period                               209,065        134,478
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     229,710        209,065
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $  1,734,877   $  3,532,925
  Proceeds from sales of securities                                 1,533,500      2,871,013
  Purchases of long-term U.S. government obligations                1,004,378        906,208
  Proceeds from sales of long-term U.S. government obligations      1,049,540        328,609

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Balanced Fund  April 30, 2001  9

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31    2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    22.83    $    21.79      $    17.22    $    16.73    $    15.20    $    13.72
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .31           .61             .42           .33           .36           .33
  Net gains on securities (both realized
    and unrealized)                               (1.21)          1.33            4.69          2.00          2.88          2.22
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   (.90)          1.94            5.11          2.33          3.24          2.55
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           (.35)         (.58)           (.43)         (.35)         (.36)         (.26)
  Distributions (from capital gains)              (1.03)         (.32)           (.11)        (1.49)        (1.35)         (.81)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.38)         (.90)           (.54)        (1.84)        (1.71)        (1.07)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    20.55    $    22.83      $    21.79    $    17.22    $    16.73    $    15.20
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                    (4.02)%         8.93%          29.89%        15.48%        23.38%        19.39%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $4,721,239    $4,773,381      $2,929,769    $  830,049    $  360,159    $  207,044
Average Net Assets for the Period
  (in thousands)                              $4,721,817    $4,072,183      $1,953,809    $  536,524    $  283,220    $  158,607
Ratio of Gross Expenses to
  Average Net Assets**(1)                          0.85%         0.87%           0.92%         1.03%         1.12%         1.23%
Ratio of Net Expenses to
  Average Net Assets**(1)                          0.83%         0.85%           0.91%         1.01%         1.10%         1.21%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets**                   2.92%         2.92%           2.37%         2.34%         2.63%         2.35%
Portfolio Turnover Rate**                           124%           87%             64%           73%          139%          151%

(1)  See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

10  Janus Balanced Fund  April 30, 2001

Notes to Schedule of Investments


*    Non-income-producing security
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.


Notes to Financial Statements

The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Balanced Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

                                         Janus Balanced Fund  April 30, 2001  11

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for the Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually.

The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

12  Janus Balanced Fund  April 30, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                 $3,098                 $2,324          $209,555
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

           Federal Tax      Unrealized        Unrealized          Net
              Cost         Appreciation     (Depreciation)   Appreciation
--------------------------------------------------------------------------------
         $4,672,803,178    $225,469,908     $(150,222,897)    $75,247,011
--------------------------------------------------------------------------------

                                         Janus Balanced Fund  April 30, 2001  13

Explanation of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

14  Janus Balanced Fund  April 30, 2001

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                         Janus Balanced Fund  April 30, 2001  15

Notes

16  Janus Balanced Fund  April 30, 2001

Notes

                                         Janus Balanced Fund  April 30, 2001  17

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                            [LOGO] JANUS

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.

                                                                     BAL51-06/01